SUPPLEMENT DATED JANUARY 29, 2009

TO PROSPECTUS DATED MAY 1, 2008

Prudential Variable Contract Account GI-2

WITH RESPECT TO

GROUP VARIABLE UNIVERSAL LIFE

The following change is applicable to Group Variable Universal Life:

Effective January 29, 2009 the Diversified Conservative Growth Portfolio will no longer be available on Group Variable Universal Life.

GVULSUP102 Ed. 1/2009